UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On May 10, 2022, OraSure Technologies, Inc. (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended March 31, 2022 and certain other matters. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On May 10, 2022, the Company held a webcast conference call with analysts and investors, during which members of the Company’s management team, including Nancy J. Gagliano, M.D., M.B.A., the Company’s interim Chief Executive Officer, and Scott Gleason, the Company’s Interim Chief Financial Officer and Senior Vice President, Investor Relations and Corporate Communications, discussed the Company’s consolidated financial results for the quarter ended March 31, 2022, and described certain business developments.

The information in these Items and attached Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibits are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 10, 2022, announcing consolidated financial results of OraSure Technologies, Inc. for the quarter ended March 31, 2022 and certain other matters.

99.2	Slide Presentation for OraSure Technologies, Inc. First Quarter 2022 Analyst/Investor Conference Call Held May 10, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 10, 2022	By:	/s/ Scott Gleason
Scott Gleason
Interim Chief Financial Officer and Senior Vice President, Investor Relations and Corporate Communications